                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        ______________________________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):    July 31, 1998



                     FRESENIUS MEDICAL CARE HOLDINGS, INC.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)


                                   New York
                                   --------
                (State or other jurisdiction of incorporation)


                1-3720                             13-3461988
                ------                             ----------
        (Commission File Number)        (IRS Employer Identification No.)


   Two Ledgemont Center, 95 Hayden Avenue  Lexington, Massachusetts    02420
   -------------------------------------------------------------------------
          (Address or principal executive offices)          (Zip Code)

     Registrant's telephone number, including area codes:  (781)  402-9000


                                Not Applicable
                 ---------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Attached hereto as Exhibit 99 are quarterly statements of operations of Fresenius Medical Care AG, the parent corporation of the Registrant, for 1996, 1997 and the first quarter of 1998 showing the results of operations for its core and divested non-core businesses.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FRESENIUS MEDICAL CARE
                                        HOLDINGS, INC.


                                        /s/ Ben J. Lipps
                                        ------------------
DATE:   July 30, 1998                   Name:  Ben J. Lipps
                                        Title:  Chief Executive Officer

                                                                     EXHIBIT 99

                           FRESENIUS MEDICAL CARE AG

                RESTATEMENT OF HISTORICAL FINANCIAL DATA DUE TO
                 DIVESTITURE OF U.S. HOMECARE AND DIAGNOSTICS

                    (IN MILLION US $ EXCEPT PER SHARE DATA)
                                                            1996                                  1997                    1998
                                              Q1     Q2     Q3     Q4   Full year     Q1    Q2    Q3    Q4    Full year   Q1
                                              pro    pro    pro    pro     pro
                                             forma  forma  forma  forma   forma
                                            --------------------------------------    --------------------------------    ------
               CONTINUING OPERATIONS
SALES
               Dialysis Care                 388     416     411    432     1,647        435   463    483   520  1,901        542
               Dialysis Products             256     252     260    275     1,043        253   280    252   288  1,073        279
                                            --------------------------------------    --------------------------------    ------
                                             644     668     671    707     2,690        688   743    735   808  2,974        821


               North America                 455     483     486    501     1,925        501   526    545   584  2,156        607
               International                 189     185     185    206       765        167   217    190   224    818        214
                                            --------------------------------------    --------------------------------    ------
                                             644     668     671    707     2,690        688   743    735   808  2,974        821

EBITDA
               North America                  77      91      86    104       358        105   116    118   118    457        121
               International                  44      37      5O     47       178         49    54     45    44    192         53
               Corporate                      -1      -2      -2     -2        -7         -1    -3     -2    -2     -8         -2
                                            --------------------------------------    --------------------------------    ------
                                             120     126     134    149       529        153   167    161   16O    641        172

Earnings before interest
               and taxes                      59      75      82     89       314         91   105     93    95    391        104

Earnings before income taxes                  30      35      15     49       129         48    61     56    48    207         55

Net income from continuing operations         13      17      -1     19        48         22    30     27    25    104         29
----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) from
               Discontinued operations         5       2      -9     -2        -4          2     0     -6    -8    -14         -4

Net income (loss)                             18      19     -10     17        44         24    30     19    17     90         25
----------------------------------------------------------------------------------------------------------------------------------
Earnings per share
                Continuing operations       0.17    0.23   -0.02   0.25      0.64       0.30  0.40   0.34  0.30   1.34       0.35

                Total operations            0.24    0.26   -0.14   0.22      0.58       0.32  0.40   0.24  0.20   1.16       0.30